Exhibit 10.3

677 Washington Boulevard
Stamford, CT 06901
Phone: (203) 719-3000

For confirmation queries contact
Timothy Clary (203) 719 4180
Steven Chan (203) 719 4524

CONFIRMATION

Solitario Resources Corporation

Dear Solitario Resources Corporation,

We have acted as agent for you and for UBS AG, London Branch, in connection with the transaction(s) set forth in the underlying confirmations enclosed herewith. We have charged UBS AG, London Branch, a commission for our services. Details of the amount of such commission will be furnished to you upon your written request.

Please check the underlying confirmations carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified. If the enclosed confirmations correctly set forth the terms of the transaction(s), please execute each confirmation and promptly return by facsimile.

Please return to Fax no. (203) 719-0274.
Attn. Confirmations

***Please return entire confirmation***

If there are any errors or discrepancies, these should be communicated immediately to us and in any event no later than three business days after receipt of this letter.

Very Truly Yours,

UBS Securities LLC

/s/William Boss	/s/James Poucher
William Boss	James Poucher

UBS AG, LONDON BRANCH
100 Liverpool Street
London EC2M 2RH
Documentation: Tel: +44 207 568 0673
Fax: +44 207 568 9895/ 9896

Date:                                                17 October 2007

To:                                                  Solitario Resources Corporation ("Party B")
                                        4251 Kipling Street Suite 390
                                        Wheat Ridge, CO 80033

From:                                             UBS AG London Branch ("Party A"),
as Transacting Branch

Re:                                                  Single Pay Collar Confirmation
UBS Reference Number 1410057/8

The purpose of this writing (the "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

This Confirmation constitutes a "Confirmation" under, and supplements, forms part of, and is subject to, the Master Agreement for Equity Options (dated as of the date specified below), as may be amended and supplemented from time to time, between you and UBS AG (the "Master Agreement"). All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below. This Confirmation is further subject to the Pledge and Security (dated as of the date specified below) among you, the Collars Office (as defined in the Pledge Agreement), UBS AG London Branch, and certain others (the "Pledge Agreement"). Capitalized terms used but not defined herein shall have the meanings they are given in the Master Agreement or the Pledge Agreement, as the context requires, if defined therein.
Master Agreement Date:	05 October 2007
Pledge Agreement Date:	05 October 2007
Trade Date:	12 October 2007

General Terms
Underlying Shares:	Common Stock of Kinross Gold Corporation (Ticker: KGC)
Number of Underlying Shares:	400,000.00
Upper Threshold Price:	USD 21.7710
Lower Threshold Price:	USD 13.8099
Premium:	Zero
Premium Payment Date:	Not Applicable
Exercise Style:	European
Exchange:	The primary national securities market or automated quotation system on which the Underlying Shares are admitted for trading or quoted.
Related Exchange:	The primary on which options or futures on the Shares are traded.
Expiration Date:	14 April 2009, or, if that day is not an Exchange Business Day, the first following day that is an Exchange Business Day.
Expiration Time:	At the close of trading on the Exchange (without regard to any extended or after-hours trading sessions)
Automatic Exercise:	Applicable
Valuation Date:	The Expiration Date
Valuation Time:	The Expiration Time
Calculation Agent:	Party A, whose calculations shall be binding absent manifest error.
Clearance System :	The Depository Trust Company, or any successor to or transferee of such clearance system.
Settlement Terms
Settlement:

The Transaction will be Cash Settled; provided, however, that Party B may elect to require that the Transaction be Physically Settled, rather than Cash Settled, by giving notice to Party A no later than ten Exchange Business Days prior to the Expiration Date.

Physical Settlement:	If the Transaction is to be Physically Settled, on the Settlement Date, payment and delivery shall be made through the Clearance System, as specified in the Master Agreement.
Settlement Date:	Three Exchange Business Days after the Valuation Date.
Cash Settlement:

If Cash Settlement is applicable, then on the Settlement Date:

(i)     if the Reference Price is less than the Lower Threshold Price, the Cash Settlement Amount shall be payable by Party A to Party B;

(ii)     if the Reference Price is greater than the Upper Threshold Price, the Cash Settlement Amount shall be payable by Party B to Party A; and

(iii)     if the Reference Price is (a) equal to or greater than the Lower Threshold Price and (b) equal to or less than the Upper Threshold Price, then no Cash Settlement Amount shall be payable by either party.

Reference Price:	(i) The average of the VWAP Prices on each averaging date as determined by the Calculation Agent.
VWAP Price:	Mean, for any day, the volume-weighted average per share price of Common Stock as listed on Bloomberg Page AQR for the hours 9:30 a.m. to 4:00 p.m. New York time.
Averaging Date:	14 April 2009
Cash Settlement Amount:

(i)     if the Reference Price is less than the Lower Threshold Price, an amount in USD equal to the product of (i) the excess of the Lower Threshold Price over the Reference Price and (ii) the Number of Underlying Shares; and

(ii)     if the Reference Price is greater than the Upper Threshold Price, an amount in USD equal to the product of (i) the excess of the Reference Price over the Upper Threshold Price and (ii) the Number of Underlying Shares.

Physical Settlement:

If Physical Settlement is applicable, on the Settlement Date,

(i)     if the Reference Price is greater than the Upper Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Upper Threshold Price and (ii) the Number of Underlying Shares;

(ii)     if the Reference Price is less than the Lower Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Lower Threshold Price and (ii) the Number of Underlying Shares;

(iii)      if the Reference Price is (a) equal to or less than the Upper Threshold Price and (b) equal to or greater than the Lower Threshold Price, then no payment or delivery shall occur.

Telephone or facsimile number for purposes of giving notice:
Party A:	Telephone: 203-719-3300 Fax: 203-719-3333
Party B:	Telephone: (Please Advise) Fax:
Security Provisions
Security Agreement:

The Transaction shall be subject to the Pledge and Security Agreement, pursuant to which Party B is required to Deliver the Required Collateral and pursuant to which UBS AG, Stamford Branch acts as Collateral Agent.

Required Collateral:	400,000.00 Underlying Shares

Account Details
Account for payments to Party A:	A/C NO 101-WA-140007-000 With UBS AG, in Stamford ABA NO 026-007-993
Account for payments to Party B:	(Please advise)
Dividend and Adjustments
Extraordinary dividends:

If an extraordinary dividend is declared, the Calculation Agent will decrease the Upper Threshold Price and the Lower Threshold Price by an amount equal to the amount of such extraordinary dividend paid, or to be paid per Share.

All other events requiring an adjustment in the terms of the Transaction shall be governed by the adjustment provisions of the Master Agreement.

Special Provisions
Hedge Transaction:	In connection with establishing its hedge with respect to the Transaction, Party A may execute one or more transactions with UBS Securities LLC
Related Compensation:	In connection with the Transaction, Party A has paid a commission to UBS Financial Services
Additional Termination Events:

The occurrence of either a Hedging Disruption Event or an Excess Borrow Cost Event shall constitute an Event of Default with respect to the portion of the Transaction affected by the Hedging Disruption Event or the Excess Borrow Cost Event, and the amount(s) payable, if any, by one or the other party will be determined by the Calculation Agent as if Counterparty is the Defaulting Party.

          WHERE:

          "Excess Borrow Cost Event" shall mean events or circumstances occurring any time after the Trade Date which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, maintain a borrow of Shares (up to a number equal to the Number of Shares) on terms that require Party A to pay borrow costs in an amount less than or equal to the Fixed Borrow Cost.

           "Excess Borrow Costs" for any day equals the amount per Share by which UBS's direct or indirect average cost of borrowing the Shares for such day exceeds the Fixed Borrow Cost.

          "Hedging Disruption Event" shall mean events or circumstances occurring any time following the Trade Date hereof, which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, successfully borrow the Shares.

          "Fixed Borrow Cost" means 50 basis points.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

UBS AG, LONDON BRANCH

/s/ Reed Raffel                                                  /s/Tracy Johnson

Name: Reed Raffel                                                             Name: Tracy Johnson
Title Associate Director                                                  Title:Associate Director

Accepted and agreed as of the
17th day of October 2007, year

Solitario Resources Corporation
By:/s/James R. Maronick Name: James R. Maronick Title: CFO

TC

677 Washington Boulevard
Stamford, CT 06901
Phone: (203) 719-3000

For confirmation queries contact
Timothy Clary (203) 719 4180
Steven Chan (203) 719 4524

CONFIRMATION

Solitario Resources Corporation

Dear Solitario Resources Corporation,

We have acted as agent for you and for UBS AG, London Branch, in connection with the transaction(s) set forth in the underlying confirmations enclosed herewith. We have charged UBS AG, London Branch, a commission for our services. Details of the amount of such commission will be furnished to you upon your written request.

Please check the underlying confirmations carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified. If the enclosed confirmations correctly set forth the terms of the transaction(s), please execute each confirmation and promptly return by facsimile.

Please return to Fax no. (203) 719-0274.
Attn. Confirmations

***Please return entire confirmation***

If there are any errors or discrepancies, these should be communicated immediately to us and in any event no later than three business days after receipt of this letter.

Very Truly Yours,

UBS Securities LLC

/s/William Boss	/s/James Poucher
William Boss	James Poucher

UBS AG, LONDON BRANCH
100 Liverpool Street
London EC2M 2RH
Documentation: Tel: +44 207 568 0673
Fax: +44 207 568 9895/ 9896

Date:                                                17 October 2007

To:                                                  Solitario Resources Corporation ("Party B")
                                        4251 Kipling Street Suite 390
                                        Wheat Ridge, CO 80033

From:                                             UBS AG London Branch ("Party A"),
as Transacting Branch

Re:                                                  Single Pay Collar Confirmation
UBS Reference Number 1410057/8

The purpose of this writing (the "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

This Confirmation constitutes a "Confirmation" under, and supplements, forms part of, and is subject to, the Master Agreement for Equity Options (dated as of the date specified below), as may be amended and supplemented from time to time, between you and UBS AG (the "Master Agreement"). All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below. This Confirmation is further subject to the Pledge and Security (dated as of the date specified below) among you, the Collars Office (as defined in the Pledge Agreement), UBS AG London Branch, and certain others (the "Pledge Agreement"). Capitalized terms used but not defined herein shall have the meanings they are given in the Master Agreement or the Pledge Agreement, as the context requires, if defined therein.
Master Agreement Date:	05 October 2007
Pledge Agreement Date:	05 October 2007
Trade Date:	12 October 2007

General Terms
Underlying Shares:	Common Stock of Kinross Gold Corporation (Ticker: KGC)
Number of Underlying Shares:	400,000.00
Upper Threshold Price:	USD 24.4631
Lower Threshold Price:	USD 13.8099
Premium:	Zero
Premium Payment Date:	Not Applicable
Exercise Style:	European
Exchange:	The primary national securities market or automated quotation system on which the Underlying Shares are admitted for trading or quoted.
Related Exchange:	The primary on which options or futures on the Shares are traded.
Expiration Date:	13 April 2010, or, if that day is not an Exchange Business Day, the first following day that is an Exchange Business Day.
Expiration Time:	At the close of trading on the Exchange (without regard to any extended or after-hours trading sessions)
Automatic Exercise:	Applicable
Valuation Date:	The Expiration Date
Valuation Time:	The Expiration Time
Calculation Agent:	Party A, whose calculations shall be binding absent manifest error.
Clearance System :	The Depository Trust Company, or any successor to or transferee of such clearance system.
Settlement Terms
Settlement:

The Transaction will be Cash Settled; provided, however, that Party B may elect to require that the Transaction be Physically Settled, rather than Cash Settled, by giving notice to Party A no later than ten Exchange Business Days prior to the Expiration Date.

Physical Settlement:	If the Transaction is to be Physically Settled, on the Settlement Date, payment and delivery shall be made through the Clearance System, as specified in the Master Agreement.
Settlement Date:	Three Exchange Business Days after the Valuation Date.
Cash Settlement:

If Cash Settlement is applicable, then on the Settlement Date:

(i)     if the Reference Price is less than the Lower Threshold Price, the Cash Settlement Amount shall be payable by Party A to Party B;

(ii)     if the Reference Price is greater than the Upper Threshold Price, the Cash Settlement Amount shall be payable by Party B to Party A; and

(iii)     if the Reference Price is (a) equal to or greater than the Lower Threshold Price and (b) equal to or less than the Upper Threshold Price, then no Cash Settlement Amount shall be payable by either party.

Reference Price:	(i) The average of the VWAP Prices on each averaging date as determined by the Calculation Agent.
VWAP Price:	Mean, for any day, the volume-weighted average per share price of Common Stock as listed on Bloomberg Page AQR for the hours 9:30 a.m. to 4:00 p.m. New York time.
Averaging Date:	13 April 2010
Cash Settlement Amount:

(i)     if the Reference Price is less than the Lower Threshold Price, an amount in USD equal to the product of (i) the excess of the Lower Threshold Price over the Reference Price and (ii) the Number of Underlying Shares; and

(ii)     if the Reference Price is greater than the Upper Threshold Price, an amount in USD equal to the product of (i) the excess of the Reference Price over the Upper Threshold Price and (ii) the Number of Underlying Shares.

Physical Settlement:

If Physical Settlement is applicable, on the Settlement Date,

(i)     if the Reference Price is greater than the Upper Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Upper Threshold Price and (ii) the Number of Underlying Shares;

(ii)     if the Reference Price is less than the Lower Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Lower Threshold Price and (ii) the Number of Underlying Shares;

(iii)      if the Reference Price is (a) equal to or less than the Upper Threshold Price and (b) equal to or greater than the Lower Threshold Price, then no payment or delivery shall occur.

Telephone or facsimile number for purposes of giving notice:
Party A:	Telephone: 203-719-3300 Fax: 203-719-3333
Party B:	Telephone: (Please Advise) Fax:
Security Provisions
Security Agreement:

The Transaction shall be subject to the Pledge and Security Agreement, pursuant to which Party B is required to Deliver the Required Collateral and pursuant to which UBS AG, Stamford Branch acts as Collateral Agent.

Required Collateral:	400,000.00 Underlying Shares

Account Details
Account for payments to Party A:	A/C NO 101-WA-140007-000 With UBS AG, in Stamford ABA NO 026-007-993
Account for payments to Party B:	(Please advise)
Dividend and Adjustments
Extraordinary dividends:

If an extraordinary dividend is declared, the Calculation Agent will decrease the Upper Threshold Price and the Lower Threshold Price by an amount equal to the amount of such extraordinary dividend paid, or to be paid per Share.

All other events requiring an adjustment in the terms of the Transaction shall be governed by the adjustment provisions of the Master Agreement.

Special Provisions
Hedge Transaction:	In connection with establishing its hedge with respect to the Transaction, Party A may execute one or more transactions with UBS Securities LLC
Related Compensation:	In connection with the Transaction, Party A has paid a commission to UBS Financial Services
Additional Termination Events:

The occurrence of either a Hedging Disruption Event or an Excess Borrow Cost Event shall constitute an Event of Default with respect to the portion of the Transaction affected by the Hedging Disruption Event or the Excess Borrow Cost Event, and the amount(s) payable, if any, by one or the other party will be determined by the Calculation Agent as if Counterparty is the Defaulting Party.

          WHERE:

          "Excess Borrow Cost Event" shall mean events or circumstances occurring any time after the Trade Date which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, maintain a borrow of Shares (up to a number equal to the Number of Shares) on terms that require Party A to pay borrow costs in an amount less than or equal to the Fixed Borrow Cost.

           "Excess Borrow Costs" for any day equals the amount per Share by which UBS's direct or indirect average cost of borrowing the Shares for such day exceeds the Fixed Borrow Cost.

          "Hedging Disruption Event" shall mean events or circumstances occurring any time following the Trade Date hereof, which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, successfully borrow the Shares.

          "Fixed Borrow Cost" means 50 basis points.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

UBS AG, LONDON BRANCH

/s/ Reed Raffel                                                  /s/Tracy Johnson

Name: Reed Raffel                                                             Name: Tracy Johnson
Title Associate Director                                                  Title:Associate Director

Accepted and agreed as of the
17th day of October 2007, year

Solitario Resources Corporation
By:/s/James R. Maronick Name: James R. Maronick Title: CFO

TC

677 Washington Boulevard
Stamford, CT 06901
Phone: (203) 719-3000

For confirmation queries contact
Timothy Clary (203) 719 4180
Steven Chan (203) 719 4524

CONFIRMATION

Solitario Resources Corporation

Dear Solitario Resources Corporation,

We have acted as agent for you and for UBS AG, London Branch, in connection with the transaction(s) set forth in the underlying confirmations enclosed herewith. We have charged UBS AG, London Branch, a commission for our services. Details of the amount of such commission will be furnished to you upon your written request.

Please check the underlying confirmations carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified. If the enclosed confirmations correctly set forth the terms of the transaction(s), please execute each confirmation and promptly return by facsimile.

Please return to Fax no. (203) 719-0274.
Attn. Confirmations

***Please return entire confirmation***

If there are any errors or discrepancies, these should be communicated immediately to us and in any event no later than three business days after receipt of this letter.

Very Truly Yours,

UBS Securities LLC

/s/William Boss	/s/James Poucher
William Boss	James Poucher

IMG SRC="ubs.jpg">

UBS AG, LONDON BRANCH
100 Liverpool Street
London EC2M 2RH
Documentation: Tel: +44 207 568 0673
Fax: +44 207 568 9895/ 9896

Date:                                                17 October 2007

To:                                                  Solitario Resources Corporation ("Party B")
                                        4251 Kipling Street Suite 390
                                        Wheat Ridge, CO 80033

From:                                             UBS AG London Branch ("Party A"),
as Transacting Branch

Re:                                                  Single Pay Collar Confirmation
UBS Reference Number 1410057/8

The purpose of this writing (the "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

This Confirmation constitutes a "Confirmation" under, and supplements, forms part of, and is subject to, the Master Agreement for Equity Options (dated as of the date specified below), as may be amended and supplemented from time to time, between you and UBS AG (the "Master Agreement"). All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below. This Confirmation is further subject to the Pledge and Security (dated as of the date specified below) among you, the Collars Office (as defined in the Pledge Agreement), UBS AG London Branch, and certain others (the "Pledge Agreement"). Capitalized terms used but not defined herein shall have the meanings they are given in the Master Agreement or the Pledge Agreement, as the context requires, if defined therein.
Master Agreement Date:	05 October 2007
Pledge Agreement Date:	05 October 2007
Trade Date:	12 October 2007

General Terms
Underlying Shares:	Common Stock of Kinross Gold Corporation (Ticker: KGC)
Number of Underlying Shares:	100,000.00
Upper Threshold Price:	USD 27.6231
Lower Threshold Price:	USD 13.8099
Premium:	Zero
Premium Payment Date:	Not Applicable
Exercise Style:	European
Exchange:	The primary national securities market or automated quotation system on which the Underlying Shares are admitted for trading or quoted.
Related Exchange:	The primary on which options or futures on the Shares are traded.
Expiration Date:	12 April 2011 or, if that day is not an Exchange Business Day, the first following day that is an Exchange Business Day.
Expiration Time:	At the close of trading on the Exchange (without regard to any extended or after-hours trading sessions)
Automatic Exercise:	Applicable
Valuation Date:	The Expiration Date
Valuation Time:	The Expiration Time
Calculation Agent:	Party A, whose calculations shall be binding absent manifest error.
Clearance System :	The Depository Trust Company, or any successor to or transferee of such clearance system.
Settlement Terms
Settlement:

The Transaction will be Cash Settled; provided, however, that Party B may elect to require that the Transaction be Physically Settled, rather than Cash Settled, by giving notice to Party A no later than ten Exchange Business Days prior to the Expiration Date.

Physical Settlement:	If the Transaction is to be Physically Settled, on the Settlement Date, payment and delivery shall be made through the Clearance System, as specified in the Master Agreement.
Settlement Date:	Three Exchange Business Days after the Valuation Date.
Cash Settlement:

If Cash Settlement is applicable, then on the Settlement Date:

(i)     if the Reference Price is less than the Lower Threshold Price, the Cash Settlement Amount shall be payable by Party A to Party B;

(ii)     if the Reference Price is greater than the Upper Threshold Price, the Cash Settlement Amount shall be payable by Party B to Party A; and

(iii)     if the Reference Price is (a) equal to or greater than the Lower Threshold Price and (b) equal to or less than the Upper Threshold Price, then no Cash Settlement Amount shall be payable by either party.

Reference Price:	(i) The average of the VWAP Prices on each averaging date as determined by the Calculation Agent.
VWAP Price:	Mean, for any day, the volume-weighted average per share price of Common Stock as listed on Bloomberg Page AQR for the hours 9:30 a.m. to 4:00 p.m. New York time.
Averaging Date:	12 April 2011
Cash Settlement Amount:

(i)     if the Reference Price is less than the Lower Threshold Price, an amount in USD equal to the product of (i) the excess of the Lower Threshold Price over the Reference Price and (ii) the Number of Underlying Shares; and

(ii)     if the Reference Price is greater than the Upper Threshold Price, an amount in USD equal to the product of (i) the excess of the Reference Price over the Upper Threshold Price and (ii) the Number of Underlying Shares.

Physical Settlement:

If Physical Settlement is applicable, on the Settlement Date,

(i)     if the Reference Price is greater than the Upper Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Upper Threshold Price and (ii) the Number of Underlying Shares;

(ii)     if the Reference Price is less than the Lower Threshold Price, Party B shall deliver to Party A a number of Underlying Shares equal to the Number of Underlying Shares, against payment by Party A to Party B of an amount equal to the product of (i) the Lower Threshold Price and (ii) the Number of Underlying Shares;

(iii)      if the Reference Price is (a) equal to or less than the Upper Threshold Price and (b) equal to or greater than the Lower Threshold Price, then no payment or delivery shall occur.

Telephone or facsimile number for purposes of giving notice:
Party A:	Telephone: 203-719-3300 Fax: 203-719-3333
Party B:	Telephone: (Please Advise) Fax:
Security Provisions
Security Agreement:

The Transaction shall be subject to the Pledge and Security Agreement, pursuant to which Party B is required to Deliver the Required Collateral and pursuant to which UBS AG, Stamford Branch acts as Collateral Agent.

Required Collateral:	100,000.00 Underlying Shares

Account Details
Account for payments to Party A:	A/C NO 101-WA-140007-000 With UBS AG, in Stamford ABA NO 026-007-993
Account for payments to Party B:	(Please advise)
Dividend and Adjustments
Extraordinary dividends:

If an extraordinary dividend is declared, the Calculation Agent will decrease the Upper Threshold Price and the Lower Threshold Price by an amount equal to the amount of such extraordinary dividend paid, or to be paid per Share.

All other events requiring an adjustment in the terms of the Transaction shall be governed by the adjustment provisions of the Master Agreement.

Special Provisions
Hedge Transaction:	In connection with establishing its hedge with respect to the Transaction, Party A may execute one or more transactions with UBS Securities LLC
Related Compensation:	In connection with the Transaction, Party A has paid a commission to UBS Financial Services
Additional Termination Events:

The occurrence of either a Hedging Disruption Event or an Excess Borrow Cost Event shall constitute an Event of Default with respect to the portion of the Transaction affected by the Hedging Disruption Event or the Excess Borrow Cost Event, and the amount(s) payable, if any, by one or the other party will be determined by the Calculation Agent as if Counterparty is the Defaulting Party.

          WHERE:

          "Excess Borrow Cost Event" shall mean events or circumstances occurring any time after the Trade Date which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, maintain a borrow of Shares (up to a number equal to the Number of Shares) on terms that require Party A to pay borrow costs in an amount less than or equal to the Fixed Borrow Cost.

           "Excess Borrow Costs" for any day equals the amount per Share by which UBS's direct or indirect average cost of borrowing the Shares for such day exceeds the Fixed Borrow Cost.

          "Hedging Disruption Event" shall mean events or circumstances occurring any time following the Trade Date hereof, which are beyond the control of Party A and that have resulted in Party A's inability to, after using commercially reasonable efforts, successfully borrow the Shares.

          "Fixed Borrow Cost" means 50 basis points.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

UBS AG, LONDON BRANCH

/s/ Reed Raffel                                                  /s/Tracy Johnson

Name: Reed Raffel                                                             Name: Tracy Johnson
Title Associate Director                                                  Title:Associate Director

Accepted and agreed as of the
17th day of October 2007, year

Solitario Resources Corporation
By:/s/James R. Maronick Name: James R. Maronick Title: CFO

TC